SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 2, 2004

PINNACLE FINANCIAL PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-31225	62-1812853

(State of jurisdiction or incorporation)	(Commission file Number)	(IRS Employer Identification No.)

211 Commerce Street, Suite 300 Nashville, Tennessee 37201

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (615) 744-3700

N/A

(Former Name or Former Address; if Changed Since Last Report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 SLIDE PRESENTATION

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

The following exhibit is furnished pursuant to Item 9 and Item 12.

99.1	Slide package prepared for use by M. Terry Turner, President and Chief Executive Officer; Robert A. McCabe, Jr., Chairman of the Board; and Harold R. Carpenter, Chief Financial Officer of Pinnacle Financial Partners, Inc. for presentation to investment analysts, institutional and other investors and others.

Item 9.      Regulation FD Disclosure

Presentation for use by M. Terry Turner, President and Chief Executive Officer; Robert A. McCabe, Jr., Chairman of the Board; and Harold R. Carpenter, Chief Financial Officer of Pinnacle Financial Partners, Inc. for presentation to investment analysts, institutional and other investors and others is furnished under Item 9. “Regulation FD.” The slides are furnished as Exhibit 99.1 pursuant to Item 9.

Item 12.      Results of Operations and Financial Condition

Presentation for use by M. Terry Turner, President and Chief Executive Officer; Robert A. McCabe, Jr., Chairman of the Board; and Harold R. Carpenter, Chief Financial Officer of Pinnacle Financial Partners, Inc. for presentation to investment analysts, institutional and other investors and others is furnished under Item 12. “Results of Operations and Financial Condition.” The slides are furnished as Exhibit 99.1 pursuant to Item 12.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

	By:	/s/ M. TERRY TURNER M. Terry Turner President and Chief Executive Officer

Date: February 2, 2004

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide package prepared for use by M. Terry Turner, President and Chief Executive Officer; Robert A. McCabe, Jr., Chairman of the Board; and Harold R. Carpenter, Chief Financial Officer of Pinnacle Financial Partners, Inc. for presentation to investment analysts, institutional and other investors and others.

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